UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AVISTA CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 12, 2011

AVISTA CORP.

AVISTA CORP. P.O. BOX 3727 SPOKANE, WA 99220-3727
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Meeting Information
Meeting Type: Annual Meeting For holders as of: March 11, 2011 Date: May 12, 2011 Time: 8:15 AM PDT
Location:	Avista Main Office Building 1411 E. Mission Avenue Spokane, WA 99202

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement        2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

Voting items
The Board of Directors recommends you vote FOR the following:
The Board of Directors recommends you vote
1.	Election of Directors	AGAINST the following proposal:
Nominees
-	Marc F. Racicot	6	If presented, consideration of a shareholder proposal to request the Board to take the steps necessary so that each shareholder voting requirement in the Articles of Incorporation and Bylaws that calls for a greater than a simple majority vote be changed to a majority of votes cast for or against the proposal in compliance with applicable laws.		B A R C O D E
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
2	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.
3	Amendment of the Company’s Restated Articles of Incorporation and Bylaws to provide for the annual election of the Board of Directors.	NOTE: Transaction of other business that may come before the meeting or any adjournment(s).
4	Advisory (non-binding) vote on executive compensation.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
5	Advisory (non-binding) vote on the frequency of an advisory vote on executive compensation.

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #